Exhibit 99.1

Byrna Technologies Realigns Sales and Marketing Function to Strengthen Brand Messaging and Accelerate Retail Expansion; Appoints HLK as Agency of Record

Company Separates Sales and Marketing into Dedicated Leadership, Appoints HLK as Agency of Record, and Recruits Senior Leaders to Expand Consumer Reach

ANDOVER, Mass., June 11, 2026 – Byrna Technologies Inc. (“Byrna” or the “Company”) (Nasdaq: BYRN), a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions, today announced a realignment of its sales and marketing function designed to strengthen Byrna’s brand messaging, broaden its customer base, improve product education, and better connect its products with real-world personal safety needs.

As Byrna expands its retail footprint and pursues a larger, more mainstream consumer audience, the Company is realigning its organization to move beyond its historical base of early adopters, tactical users, and self-defense enthusiasts. To support this next stage of growth, Byrna is separating its previously combined sales and marketing function into two dedicated senior leadership roles, appointing HLK as its agency of record to lead the brand’s repositioning, and recruiting experienced leaders to drive brick-and-mortar sales and brand and content.

“Byrna has a strong product lineup, expanding distribution platform, and a significant market opportunity, but we need to better translate those strengths into measurable growth and a consistent customer experience,” said Conn Davis, Chief Executive Officer of Byrna. “These changes will allow us to sharpen our focus. By adding dedicated leadership for retail sales and brand and content, and partnering with HLK, we are aligning our resources to capture the growth opportunities in front of us.”

Separating Sales and Marketing into Dedicated Leadership Roles

Byrna’s sales and marketing functions were previously overseen by a single president. Going forward, the Company has established two specialized senior roles. and is actively recruiting for both. The senior sales leader will focus on brick-and-mortar expansion and retail sell-through programs, while the senior brand and content leader will oversee marketing, brand, and content to drive the Company’s repositioning.

In connection with this redesign, Luan Pham will depart from his role as president. Mr. Pham contributed to Byrna’s brand development during an important stage of the Company’s growth, and Byrna thanks him for his contributions.

Appointing HLK as Agency of Record

Byrna has appointed HLK as its agency of record. HLK will support Byrna across brand strategy, repositioning, creative development, and media and social strategy as the Company works to make its less-lethal personal security solutions easier to understand, evaluate, and adopt across digital, social, media, and retail channels. HLK is an integrated brand and marketing agency with capabilities spanning brand strategy, campaign activation, performance media, social media, influencer marketing, and digital experiences.

As Byrna reaches new customer segments, the Company believes its marketing approach must evolve to meet more customers where they are, with more relevant use cases and a more consistent experience from discovery through purchase and beyond.

Maintaining Continuity During the Transition

During the transition, HLK will work in coordination with Byrna’s internal team to support these initiatives. Josh Schirard, Byrna’s Director of Law Enforcement and Private Security, will help coordinate brand and content initiatives on an interim basis, reporting directly to Mr. Davis.

Mr. Schirard has been with Byrna since 2020 and has direct experience in product education, training content, and demonstrations. Byrna’s executive leadership team will oversee the broader marketing function during the transition, and the Company will continue to evaluate the appropriate long-term structure for its sales and marketing organization, including capability development across brand, content, social media, and retail activation, as it aligns resources with its next stage of growth.

Building on Recent Momentum

These changes build on recent efforts to expand Byrna’s customer base, including the Company’s recently announced media partnership with Fox Sports through iHeartMedia. Together, they are intended to deliver stronger positioning, more effective creative, and more consistent product education as Byrna scales its retail presence and pursues a broader consumer audience.

About Byrna Technologies Inc.

Byrna is a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® CL, Byrna® LE and Byrna® SD personal security devices, state-of-the-art handheld CO2 powered launchers designed to provide a less-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the securities laws. All statements contained in this news release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “intends,” “anticipates,” “believes,” “designed to,” “will,” and “continue,” and statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “occur,” “be achieved,” or “will be taken.” Forward-looking statements in this news release include, but are not limited to, statements regarding the realignment of the Company’s sales and marketing function; the separation of the Company’s previously combined sales and marketing function into two dedicated senior leadership roles; the Company’s recruitment of senior sales and brand and content leaders and the expected timing, contributions, and impact of those hires; the departure of the Company’s president and the interim coordination of brand and content initiatives during the transition; the appointment of HLK as the Company’s agency of record and the anticipated benefits of that engagement, including expected enhancements to brand strategy, repositioning, creative development, and media and social strategy; the Company’s plans to broaden its customer base beyond its historical base of early adopters, tactical users, and self-defense enthusiasts and to reach a larger, more mainstream consumer audience; the expected expansion of the Company’s retail footprint and brick-and-mortar presence and related sell-through programs; the anticipated benefits of the Company’s previously announced media partnership with Fox Sports through iHeartMedia; and the Company’s expectations regarding improved product education, brand positioning, customer experience, and growth. Forward-looking statements are not, and cannot be, a guarantee of future results or events.

Forward-looking statements are based on, among other things, opinions, assumptions, estimates, and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies, and other factors that may cause actual results and events to be materially different from those expressed or implied.

Any number of risk factors could affect our actual results and cause them to differ materially from those expressed or implied by the forward-looking statements in this news release, including, but not limited to, the Company’s ability to execute the realignment of its sales and marketing function and to realize the anticipated benefits of that realignment on the expected timeline or at all; the Company’s ability to identify, recruit, hire, integrate, and retain qualified senior sales and brand and content leaders; risks associated with leadership transitions and the loss of, or reliance on, key personnel, including the departure of the Company’s president and the interim assignment of brand and content responsibilities during the transition; the Company’s dependence on its relationship with HLK and other third-party agencies, marketing partners, and endorsers, and the risk that the anticipated benefits of those relationships are not realized; the loss of marketing partners or endorsers; the Company’s ability to reposition its brand and to broaden its customer base beyond early adopters to a larger, more mainstream consumer audience; the Company’s ability to expand its retail and brick-and-mortar presence and to drive retail sell-through; disappointing market or consumer responses to the Company’s repositioning, marketing strategies, or current or future products or services; determinations by advertisers to prohibit marketing of some or all Byrna products; changes in consumer or political sentiment affecting product demand; litigation, enforcement proceedings or other regulatory or legal developments; and regulatory factors, including the extensive regulation to which the Company and its products are subject. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive; accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results.

Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A (“Risk Factors”) in the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the Securities and Exchange Commission, should understand it is impossible to predict or identify all such factors or risks, should not consider the foregoing list, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking information. The Company assumes no obligation to update or revise any forward-looking information, except as required by applicable law.

Investor Contact:

Tom Colton and Alec Wilson
Gateway Group, Inc.
949-574-3860
BYRN@gateway-grp.com